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                                                                    EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 17, 2000 included in OrthAlliance, Inc.'s Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.


                                            /s/ Arthur Andersen LLP
                                            Arthur Andersen LLP

Los Angeles, California
June 2, 2000